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                                                                    EXHIBIT 10.4


                       AMENDED AND RESTATED CONTRIBUTION AGREEMENT


                 THIS AMENDED AND RESTATED CONTRIBUTION AGREEMENT (the "AGREEMENT") is made effective as June 19, 1998 by and among FWA DRILLING COMPANY, INC. ("FWA") INTERNATIONAL PETROLEUM SERVICE COMPANY ("IPSCO"), TRIAD DRILLING COMPANY ("TRIAD"), UNIVERSAL WELL SERVICES, INC. ("UNIVERSAL"), USC, INCORPORATED ("USC"), UTI ENERGY CORP. ("UTI"), UTICO, INC. ("UTICO"), PANTHER DRILLING, INC., formerly known as VIERSEN & COCHRAN DRILLING COMPANY ("PANTHER"), J.S.M. & ASSOCIATES, INC. ("JSM"), PETERSON DRILLING COMPANY ("PETERSON"),) and MELLON BANK, N.A. ("BANK"). FWA, Triad, Universal, USC, Panther, JSM, Peterson and SUITS are hereinafter sometimes collectively referred to as the "BORROWERS" and individually as a "BORROWER." The Borrowers and Guarantors are hereinafter sometimes collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR."

                                   BACKGROUND

A. Pursuant to the terms of the certain Amended and Restated Loan and Security Agreement dated April 11, 1997, as amended, by and among Borrowers (other than SUITS) and Bank (the "PRIOR LOAN AGREEMENT"), Bank agreed, inter alia, to extend to Borrowers a Term Loan in the amount of Twenty-Five Million ($25,000,000.00) and a line of credit up to a maximum outstanding principal amount of Twelve Million ($12,000,000.00).

B. Pursuant to the terms of the certain Amended and Restated Loan and Security Agreement dated June 19, 1998, as amended by that certain First Amendment and Modification to Amended and Restated Loan and Security Agreement dated of even date herewith (collectively, as the same may be amended, modified, supplemented and/or restated from time to time (the "LOAN AGREEMENT"), Bank increased the amount of the Line extended to Obligors.

C. Capitalized terms used herein and not otherwise defined herein shall have such meaning as provided in the Loan Agreement.

                 NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                 1. Each Obligor shall have the right of contribution against any other Obligor in the event that such Obligor repays the Line in excess of the pro-rata benefit, direct or indirect, received by such Obligor in connection with such Line. It is the intent that after payment by Obligors of all such contribution claims, each Obligor shall have a net liability equal to its pro-rata benefit received.
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                 2.       The allocation among the Obligors of their respective
liabilities with respect to the Line under this Agreement or under any other right of contribution shall in no way limit their liability under any of the Loan Documents.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       INTERNATIONAL PETROLEUM SERVICE COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       TRIAD DRILLING COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       UNIVERSAL WELL SERVICES, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       USC, INCORPORATED


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       UTI ENERGY CORP.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)


                                       2

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                                       UTICO, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       FWA DRILLING COMPANY, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       PANTHER DRILLING, INC., formerly known
                                       as VIERSEN & COCHRAN DRILLING COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       J.S.M. & ASSOCIATES, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       PETERSON DRILLING COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                       Name/Title:  Vice President
                                                  -----------------------------
(CORPORATE SEAL)

                                       MELLON BANK, N.A.


                                       By: /s/ Stephen M. Wilus
                                          -------------------------------------
                                               Stephen M. Wilus, Vice President
(CORPORATE SEAL)





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